UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                September 8, 2015

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On September 9, 2015, Marvin J. Migura, our Executive Vice President, will deliver a presentation at the Barclays CEO Energy-Power Conference in New York, NY. Interested parties may view the handout for the meeting by using the Investor Relations link at Oceaneering's website, www.oceaneering.com, beginning on September 8, 2015 at approximately 4:00 p.m. Central Daylight Saving Time.
The handout includes a reconciliation of the non-GAAP term EBITDA used therein.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain information contained in the handouts and presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the handouts for the presentation and accompanying prepared statements include statements regarding:

•	Our estimates of our relative business exposures to each of the phases of the offshore life cycle;

•	Our projection that all of our oilfield business segments will have lower operating income in 2015 than in 2014;

•	Our EPS guidance range for 2015 of of $2.70 to $2.90, not considering or including any foreign exchange gains or losses in the second half of the year;

•	Our expectation, at the time of our second quarter 2015 conference call, that relative to the first half of 2015, for the second half of 2015 we expected:

▪	higher operating income from Subsea Products and Advanced Technologies;

▪	lower ROV and Subsea Projects results; and a

▪	similar contribution from Asset Integrity;

•	Our expectation, at the time of our second quarter 2015 conference call, that relative to the first half of 2015, for the second half of 2015 we expected:

▪	improved Subsea Products profits due to an increase in umbilical plant throughput and higher umbilical distribution hardware sales, and higher tooling and subsea work system sales;

▪	improved Advanced Technologies profits as a result of higher theme park activity;

▪	declining ROV profits attributable to a decrease in the number of ROV days on hire and lower average revenue per day on hire;

▪
weaker Subsea Projects results due to reduced work for BP offshore Angola, including the release of the vessel Bourbon Evolution 803 at the end of April; lower pricing for deepwater intervention services in the U.S. Gulf of Mexico; and lower demand and pricing for diving services in the U.S. Gulf of Mexico;

•	Our expectation that our earnings for second half of 2015 will largely be determined by vessel-based inspection, maintenance and repair, or IMR, work and floating drilling rig use;

•
Our belief that the majority of IMR activity is performed on a "call out" or "spot market" basis, and it impacts the results of our ROV, Subsea Products, particularly tooling, and Subsea Projects segments;

•
Our belief that IMR jobs normally have low visibility, but in 2015, when most of our customers are curtailing operating expense spending, the risks associated with this work materializing are higher than normal;

•
Our belief that our results will continue to be dependent on floating rig use, and our anticipation at the time of the conference call of follow on work for about half of the uncontracted ROV days on 33 rigs with contracts expiring in the second half of 2015 that we have Oceaneering ROVs onboard;

•	Our belief that our second half outlook by business segment, including our assumptions and forecasts, we presented at our second quarter's earnings conference call may have been optimistic;

•	Our statement that expected work is being postponed and the summer call out market and rig contract renewals are weaker than we previously anticipated;

•	Our belief that our earnings will still be within our guidance range, as lower Unallocated Expenses will somewhat mitigate the shortfall from operations;

•	Our plan to continue to adjust our cost structure in response to reduced demand for our services and products;

•	Our expectation that the second half reduction in Unallocated Expenses will come mostly from lower incentive and deferred compensation expense;

•	Our expectation that our liquidity and projected cash flow in 2015 will provide us with ample resources to continue to invest in our future and continue returning capital to our shareholders;

•	Our anticipated 2015 EBITDA of at least $660 million in 2015;

•	Our expectation of 2015 organic Capex between $200 million and $250 million, largely on lower ROV spending;

•	Our belief that we are financially positioned to make additional acquisition investments;

•	Our intent to continue to pursue organic growth and acquisitions that augment our service and product offerings, or add technologies;

•	Our intent at this time to continue to pay a quarterly cash dividend, which for 2015 at $0.27 per quarter equates to $108 million based on 100 million shares outstanding;

•	Our intent to continue our practice of announcing share repurchases, if any, on a quarterly basis;

•	Our belief that, on a longer term, an increase in deepwater activity is inevitable;

•	Our belief that, as a leading indicator of future field development activity, subsea tree installations outside of Brazil matter most to Oceaneering;

•
Our belief that a rise in tree installations and a growing level of subsea completions in service will act as catalysts for future growth of our Subsea Products and Subsea Projects operations and profits;

•	Our belief that our cash flow and liquidity position us well to manage our business through the current low commodity price environment;

•	Our expectation that, longer term, deepwater will continue to play a critical role in global oil supply growth required to replace depletion and meet expected demand;  and

•	Our projected EBITDA low and high estimates for 2015 and the other projected amounts shown in the EBITDA Reconciliation to Net Income in the Supplemental Financial Information.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2014 and our subsequent Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	September 8, 2015	By:	/S/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer